                                                              Exhibit (h)(6)(i)

                                     FORM OF

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.


                                                        TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                  ---------------   -------------   ----------
ING CORPORATE LEADERS TRUST FUND                    Trust             New York        13-6061925

ING EQUITY TRUST                                    Business Trust    Massachusetts       N/A
   ING Convertible Fund                                                               33-0552461
   ING Disciplined LargeCap Fund                                                      06-1533751
   ING Financial Services Fund                                                        95-4020286
   ING Fundamental Research Fund                                                      20-3735519
   ING LargeCap Growth Fund                                                           33-0733557
   ING LargeCap Value Fund                                                            20-0437128
   ING MidCap Opportunities Fund                                                      06-1522344
   ING MidCap Value Choice Fund                                                       20-2024800
   ING MidCap Value Fund                                                              86-1048451
   ING Opportunistic LargeCap Fund                                                    20-3736397
   ING Principal Protection Fund                                                      86-1033467
   ING Principal Protection Fund II                                                   86-1039030
   ING Principal Protection Fund III                                                  86-1049217
   ING Principal Protection Fund IV                                                   82-0540557
   ING Principal Protection Fund V                                                    27-0019774
   ING Principal Protection Fund VI                                                   48-1284684
   ING Principal Protection Fund VII                                                  72-1553495
   ING Principal Protection Fund VIII                                                 47-0919259
   ING Principal Protection Fund IX                                                   20-0453800
   ING Principal Protection Fund X                                                    20-0584080
   ING Principal Protection Fund XI                                                   20-0639761
   ING Principal Protection Fund XII                                                  20-1420367
   ING Principal Protection Fund XIII                                                 20-1420401
   ING Principal Protection Fund XIV                                                  20-1420432
   ING Real Estate Fund                                                               23-2867180
   ING SmallCap Opportunities Fund                                                    04-2886856
   ING SmallCap Value Choice Fund                                                     20-2024826
   ING SmallCap Value Fund                                                            86-1048453

                                                        TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                  ---------------   -------------   ----------
ING FUNDS TRUST                                     Statutory Trust   Delaware            N/A
   ING Classic Money Market Fund                                                      23-2978935
   ING GNMA Income Fund                                                               22-2013958
   ING High Yield Bond Fund                                                           23-2978938
   ING Institutional Prime Money Market Fund                                          20-2990793
   ING Intermediate Bond Fund                                                         52-2125227
   ING National Tax-Exempt Bond Fund                                                  23-2978941

ING INVESTMENT FUNDS, INC.                          Corporation       Maryland            N/A
   ING MagnaCap Fund                                                                  22-1891924

ING INVESTORS TRUST                                 Business Trust    Massachusetts       N/A
   ING AllianceBernstein Mid Cap Growth Portfolio                                     51-0380290
   ING American Funds Growth Portfolio                                                55-0839555
   ING American Funds Growth-Income Portfolio                                         55-0839542
   ING American Funds International Portfolio                                         55-0839552
   ING Capital Guardian Small/Mid Cap Portfolio                                       13-3869101
   ING Capital Guardian U.S. Equities Portfolio                                       23-3027332
   ING Disciplined Small Cap Value Portfolio                                          20-4411788
   ING Eagle Asset Capital Appreciation Portfolio                                     13-3793993
   ING EquitiesPlus Portfolio                                                         20-3606554
   ING Evergreen Health Sciences Portfolio                                            20-0573913
   ING Evergreen Omega Portfolio                                                      20-0573935
   ING FMR(SM) Diversified Mid Cap Portfolio                                          25-6725709
   ING FMR(SM) Earnings Growth Portfolio                                              20-1794099
   ING FMR(SM) Equity Income Portfolio                                                    TBD
   ING FMR(SM) Small Cap Equity Portfolio                                             20-3606533
   ING Franklin Income Portfolio                                                      20-4411383
   ING Global Real Estate Portfolio                                                   20-3602480
   ING Global Resources Portfolio                                                     95-6895627
   ING Goldman Sachs Tollkeeper(SM) Portfolio                                         23-3074142
   ING International Portfolio                                                        23-3074140
   ING Janus Contrarian Portfolio                                                     23-3054937
   ING JPMorgan Emerging Markets Equity Portfolio                                     52-2059121
   ING JPMorgan Small Cap Equity Portfolio                                            02-0558352
   ING JPMorgan Value Opportunities Portfolio                                         20-1794128
   ING Julius Baer Foreign Portfolio                                                  02-0558388
   ING Legg Mason Partners All Cap Portfolio                                          23-0326348
   ING Legg Mason Value Portfolio                                                     23-3054962
   ING LifeStyle Aggressive Growth Portfolio                                          20-0573999
   ING LifeStyle Growth Portfolio                                                     20-0573986
   ING LifeStyle Moderate Growth Portfolio                                            20-0573968
   ING LifeStyle Moderate Portfolio                                                   20-0573946

                                                        TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                  ---------------   -------------   ----------
ING INVESTORS TRUST (CONT.)
   ING Limited Maturity Bond Portfolio                                                95-6895624
   ING Liquid Assets Portfolio                                                        95-6891032
   ING Lord Abbett Affiliated Portfolio                                               23-3027331
   ING MarketPro Portfolio                                                            20-2990523
   ING MarketStyle Growth Portfolio                                                   20-2990561
   ING MarketStyle Moderate Growth Portfolio                                          20-2990595
   ING MarketStyle Moderate Portfolio                                                 20-2990628
   ING Marsico Growth Portfolio                                                       51-0380299
   ING Marsico International Opportunities Portfolio                                  20-1794156
   ING Mercury Large Cap Value Portfolio                                              02-0558367
   ING Mercury Large Cap Growth Portfolio                                             02-0558346
   ING MFS Mid Cap Growth Portfolio                                                   51-0380288
   ING MFS Total Return Portfolio                                                     51-0380289
   ING MFS Utilities Portfolio                                                        20-2455961
   ING Oppenheimer Main Street Portfolio(R)                                           51-0380300
   ING PIMCO Core Bond Portfolio                                                      51-0380301
   ING PIMCO High Yield Portfolio                                                     02-0558398
   ING Pioneer Equity Income Portfolio                                                    TBD
   ING Pioneer Fund Portfolio                                                         20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                20-1487187
   ING Stock Index Portfolio                                                          55-0839540
   ING T. Rowe Price Capital Appreciation
      Portfolio                                                                       95-6895626
   ING T. Rowe Price Equity Income Portfolio                                          95-6895630
   ING Templeton Global Growth Portfolio                                              51-0377646
   ING UBS U.S. Allocation Portfolio                                                  23-3054961
   ING Van Kampen Equity Growth Portfolio                                             02-0558376
   ING Van Kampen Global Franchise Portfolio                                          02-0558382
   ING Van Kampen Growth and Income Portfolio                                         13-3729210
   ING Van Kampen Real Estate Portfolio                                               95-6895628
   ING VP Index Plus International Equity
      Portfolio                                                                       20-2990679
   ING Wells Fargo Mid Cap Disciplined Portfolio                                      13-6990661
   ING Wells Fargo Small Cap Disciplined
      Portfolio                                                                       20-3602389

ING MAYFLOWER TRUST                                 Business Trust    Massachusetts       N/A
   ING International Value Fund                                                       06-1472910

ING MUTUAL FUNDS                                    Statutory Trust   Delaware            N/A
   ING Diversified International Fund                                                 20-3616995
   ING Emerging Countries Fund                                                        33-0635177
   ING Emerging Markets Fixed Income Fund                                             20-3617319
   ING Foreign Fund                                                                   72-1563685
   ING Global Bond Fund                                                               20-4966196
   ING Global Equity Dividend Fund                                                    55-0839557

                                                        TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                  ---------------   -------------   ----------
ING MUTUAL FUNDS (CONT.)
   ING Global Real Estate Fund                                                        86-1028620
   ING Global Value Choice Fund                                                       33-0552475
   ING Greater China Fund                                                             20-3617281
   ING Index Plus International Equity Fund                                           20-3617246
   ING International Capital Appreciation Fund                                        20-3617270
   ING International Fund                                                             22-3278095
   ING International Real Estate Fund                                                 20-3616901
   ING International SmallCap Fund                                                    33-0591838
   ING International Value Choice Fund                                                20-2024764
   ING Precious Metals Fund                                                           13-2855309
   ING Russia Fund                                                                    22-3430284

ING PARTNERS, INC.                                  Corporation       Maryland            N/A
   ING American Century Large Company Value
      Portfolio                                                                       52-2354157
   ING American Century Select Portfolio                                              52-2354143
   ING American Century Small-Mid Cap Value
      Portfolio                                                                       45-0467862
   ING Baron Asset Portfolio                                                          20-3606546
   ING Baron Small Cap Growth Portfolio                                               75-3023525
   ING Columbia Small Cap Value II Portfolio                                          20-3606562
   ING Davis Venture Value Portfolio                                                  52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                        20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                        20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                               20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                              20-1352148
   ING Fundamental Research Portfolio                                                 52-2354152
   ING Goldman Sachs(R) Capital Growth Portfolio                                      52-2354149
   ING Goldman Sachs(R) Structured Equity
      Portfolio                                                                       51-0457737
   ING JPMorgan Fleming International Portfolio                                       06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                               75-3023510
   ING Legg Mason Partners Aggressive Growth
      Portfolio                                                                       06-1496052
   ING Legg Mason Partners Large Cap Growth
      Portfolio                                                                       51-0457738
   ING Lord Abbett U.S. Government Securities
      Portfolio                                                                       20-3606442
   ING MFS Capital Opportunities Portfolio                                            06-1496058
   ING Neuberger Berman Partners Portfolio                                            20-3606413
   ING Neuberger Berman Regency Portfolio                                             20-3606426
   ING OpCap Balanced Value Portfolio                                                 52-2354147

                                                        TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                  ---------------   -------------   ----------
ING PARTNERS, INC. (CONT.)
   ING Oppenheimer Global Portfolio                                                   75-3023503
   ING Oppenheimer Strategic Income Portfolio                                         20-1544721
   ING PIMCO Total Return Portfolio                                                   75-3023517
   ING Pioneer High Yield Portfolio                                                   20-3606502
   ING Solution 2015 Portfolio                                                        20-2456044
   ING Solution 2025 Portfolio                                                        47-0951928
   ING Solution 2035 Portfolio                                                        20-2456104
   ING Solution 2045 Portfolio                                                        20-2456138
   ING Solution Income Portfolio                                                      20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth
      Portfolio                                                                       52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                          06-1496081
   ING Templeton Foreign Equity Portfolio                                             20-3606522
   ING UBS U.S. Large Cap Equity Portfolio                                            06-1496055
   ING UBS U.S. Small Cap Growth Portfolio                                            20-3736472
   ING Van Kampen Comstock Portfolio                                                  75-3023521
   ING Van Kampen Equity and Income Portfolio                                         52-2354153

ING PRIME RATE TRUST                                Business Trust    Massachusetts   95-6874587

ING SENIOR INCOME FUND                              Statutory Trust   Delaware        86-1011668

ING VARIABLE INSURANCE TRUST                        Statutory Trust   Delaware            N/A
   ING GET U.S. Core Portfolio - Series 1                                             43-2007006
   ING GET U.S. Core Portfolio - Series 2                                             41-2107140
   ING GET U.S. Core Portfolio - Series 3                                             32-0090501
   ING GET U.S. Core Portfolio - Series 4                                             32-0090502
   ING GET U.S. Core Portfolio - Series 5                                             32-0090504
   ING GET U.S. Core Portfolio - Series 6                                             32-0090505
   ING GET U.S. Core Portfolio - Series 7                                             83-0403223
   ING GET U.S. Core Portfolio - Series 8                                             20-1420513
   ING GET U.S. Core Portfolio - Series 9                                             20-1420578
   ING GET U.S. Core Portfolio - Series 10                                            20-2936139
   ING GET U.S. Core Portfolio - Series 11                                            20-2936166
   ING GET U.S. Core Portfolio - Series 12                                            20-2936189
   ING GET U.S. Core Portfolio - Series 13                                            20-4949294
   ING GET U.S. Core Portfolio - Series 14                                                TBD
   ING VP Global Equity Dividend Portfolio                                            25-6705433

ING VARIABLE PRODUCTS TRUST                         Business Trust    Massachusetts       N/A
   ING VP Financial Services Portfolio                                                86-1028316
   ING VP High Yield Bond Portfolio                                                   06-6396995

                                                        TYPE OF          STATE OF      TAXPAYER
TAXPAYER/FUND NAME                                    ORGANIZATION     ORGANIZATION    I.D. NO.
------------------                                  ---------------   -------------   ----------
ING VARIABLE PRODUCTS TRUST (CONT.)
   ING VP International Value Portfolio                                               06-6453493
   ING VP LargeCap Growth Portfolio                                                   86-1028309
   ING VP MidCap Opportunities Portfolio                                              06-6493760
   ING VP Real Estate Portfolio                                                       20-0453833
   ING VP SmallCap Opportunities Portfolio
                                                                                      06-6397002

ING VP NATURAL RESOURCES TRUST                      Business Trust    Massachusetts   22-2932678